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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





       Date of Report (Date of earliest event reported): December 23, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                           0-19322                  81-0470853
(State or other                    (Commission              (I.R.S. Employer
 jurisdiction                      File Number)             Identification No.)
of incorporation)



               115 Perimeter Center Place, Suite 911, Atlanta, GA
           30346 (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

         On December 23, 1996, the Special Committee of the Board of Directors of Video Lottery Technologies, Inc. (VLT) responded by letter to Mr. William Spier's letter to the Company dated December 17, 1996. A copy of the letter to Mr. William Spier is attached as Exhibit 5.1 hereto.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

                  Exhibit 5.1 Letter by the Special Committee of the Board of Directors of Video Lottery Technologies, Inc., to Mr. William Spier, dated December 23, 1996.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  December 23, 1996            /s/ Janet M. Bjork
                                  --------------------
                                  Janet M. Bjork
                                  Assistant Secretary
                                  (authorized to sign on behalf of Registrant)




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                                  EXHIBIT INDEX


Exhibit                                                                                   Page
Number            Description                                                           Number
------            -----------                                                           ------


5.1               Letter to William Spier dated December 23, 1996                            5

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